Exhibit 99.1

Cream of Wheat Business
(A component of Kraft Foods Inc.)

Financial Statements

At December 30, 2006 and December 31, 2005; and for the years ended
December 30, 2006, December 31, 2005, and December 25, 2004

Cream of Wheat Business
(A component of Kraft Foods Inc.)

Index to Financial Statements

Page

Report of Independent Registered Public Accounting Firm	3

Financial Statements:

Statements of Net Assets to be Sold at December 30, 2006 and December 31, 2005	4

Statements of Revenues in Excess of Expenses For the Years Ended December 30, 2006, December 31, 2005 and December 25, 2004	5

Notes to Financial Statements	6-11

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
of Kraft Foods Inc.:

We have audited the accompanying statements of net assets to be sold of the Cream of Wheat Business (the “Business”), a component of Kraft Foods Inc. (the “Company”) at December 30, 2006 and December 31, 2005 and the related statements of revenues in excess of expenses of the Business for the years ended December 30, 2006, December 31, 2005, and December 25, 2004.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

The accompanying financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the financial statements, and are not intended to be a complete presentation of the Business’ assets, liabilities, revenues, expenses, and cash flows.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets to be sold of the Business as of December 30, 2006 and December 31, 2005 and its revenues in excess of expenses for the years ended December 30, 2006, December 31, 2005, and December 25, 2004 in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
April 26, 2007

Cream of Wheat Business
(A component of Kraft Foods Inc.)

Statements of Net Assets to be Sold
at December 30, 2006 and December 31, 2005
Amounts in thousands

	December 30, 2006	December 31, 2005

Assets
Inventories	$2,151	$1,676

Property, plant & equipment—net	5,748	6,361

Intangible assets	183,500	196,762

Net assets to be sold	$191,399	$204,799

The accompanying notes are an integral part of these statements.

Cream of Wheat Business
(A component of Kraft Foods Inc.)

Statements of Revenues in Excess of Expenses
for the years ended December 30, 2006, December 31, 2005, and
December 25, 2004
Amounts in thousands

	For the Years Ended
	December 30, 2006	December 31, 2005	December 25, 2004

Net operating revenues	$61,842	$66,828	$69,152

Costs and expenses
Costs of products sold	23,172	22,277	22,689
Advertising & promotions	297	497	1,254
Marketing expense	459	538	849
Selling expense	2,275	2,122	2,727
General administrative & other	176	170	180
Research & development	519	472	691
Impairment of intangibles	13,262	—	—

Total costs and expenses	40,160	26,076	28,390

Revenues in excess of expenses	$21,682	$40,752	$40,762

The accompanying notes are an integral part of these statements.

Cream of Wheat Business
(A component of Kraft Foods Inc.)

Notes to Financial Statements
Amounts in thousands

1.              Description of Business and Basis of Presentation

On January 22, 2007, Kraft Foods Global, Inc. (“Kraft” or the “Company”, a subsidiary of Kraft Foods, Inc.) entered into an Asset Purchase Agreement (the “Agreement”) with Heritage Acquisition Corp. (successor in interest to COWC Acquisition Corp.), a subsidiary of B&G Foods, Inc. (the “Buyer”).  The Agreement provides for the sale of certain net assets pertaining to the Cream of Wheat Business (the “Business”).  Under the terms of the Agreement, Kraft sold to the Buyer, certain assets  (inventories, machinery and equipment, contractual rights and intellectual property rights) used in the Business as defined in the Agreement.  Kraft retained the cash, cash equivalents and receivables at the closing, and all liabilities of the Business incurred prior to the closing, as defined in the Agreement.  The sale was completed with an effective date of February 25, 2007.

The accompanying statements of net assets to be sold and the statements of revenues in excess of expenses of the Business were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the Business’ assets, liabilities, revenues, expenses, and cash flows.

The Business’ products, which are primarily distributed in the United States and Canada, are sold through grocery stores, mass retailers and the foodservice channel in North America.  The products consist of “cook-on-stove” and “instant” varieties of Cream of Wheat and Cream of Rice.  The production of “cook-on-stove” products has been outsourced to a co-manufacturer located in the Missouri.  All “instant” products were produced in one of Kraft’s multi-product facilities in Cobourg, Ontario.  All the manufacturing and packaging equipment at the Cobourg plant that was used in the production of the “instant” products will be transferred to the buyer’s facility.  Throughout the periods covered by the financial statements, the Business’ operations were conducted and accounted for as part of Kraft.  These financial statements have been derived from Kraft’s historical accounting records and reflect significant allocations of direct costs and expenses.  All of the allocations and estimates in the statements of revenues in excess of expenses are based on assumptions that Company management believes are reasonable.  The financial statements do not necessarily represent the net assets to be sold and revenues in excess of expenses of the Business had it been operated as a separate independent entity.

Under Kraft’s centralized cash management system, cash requirements of the Business are generally provided directly by Kraft and cash generated by the business is generally remitted directly to Kraft.  Transaction systems (e.g., payroll, employee benefits, and accounts payable) used to record and account for cash disbursements are provided by centralized Kraft organizations.  Kraft also provides centralized sales, order management, billing, credit and collection functions to the Business.  These sales and customer service functions operate on a regional basis and are customer rather than business or product focused.  Transaction systems (e.g., revenues, accounts receivable, and cash application) used to record and account for cash receipts are also provided by centralized Kraft organizations outside the defined scope of the Business.  Most of these corporate systems are not designed to track assets/liabilities and receipts/payments on a business specific basis, as such, information on operating, financing or investing cash flows are not available for separate disclosure.

Net revenues in the accompanying statements of revenues in excess of expenses represent net sales directly attributable to the Business.  Costs and expenses in the accompanying statements of revenues in excess of expenses represent direct and allocated costs and expenses related to the

Business.  Costs for certain functions and services performed by centralized Company organizations have been allocated to the Business based on reasonable activity-based (generally volume, revenues, or a combination as compared to total Kraft and/or supporting segment or division amounts) and historical methods.  The statements of revenues in excess of expenses include expense allocations for 1) certain sales allowances, 2) certain fixed and variable manufacturing, shipping, distribution, and related systems and administration costs, 3) administrative costs of the marketing division responsible for the Business, including systems, accounting, and finance, 4) certain Kraft corporate marketing and administrative expenses, 5) research and development costs, and 6) certain variable and fixed selling expenses for the Kraft sales and customer service functions, including systems and sales administrative expenses.  Kraft maintains all debt and notes payable on a consolidated basis to fund and manage operations; accordingly, debt and related interest expense were not allocated to the Business.  Kraft also maintains its tax functions on a consolidated basis; accordingly tax expense was not allocated to the Business.

The statements of revenues in excess of expenses of the Business exclude allocations of certain expenses, primarily related to certain Kraft general corporate expenses.  Expenses not allocated include, but are not limited to, general overhead costs related to corporate accounting, human resources, legal, certain information systems, and corporate affairs functions.

2.              Summary of Significant Accounting Policies

Fiscal Periods

The Business’ fiscal year consists of 52 or 53 weeks, ending on the last Saturday in December.  The year ended December 31, 2005 consisted of 53 weeks.  The statement of revenues in excess of expenses includes the results from years ended December 30, 2006, December 31, 2005, and December 25, 2004.

Inventories

Finished goods inventories are directly attributable to the Business.  Product inventories are stated at the lower of cost or market.  The last-in, first-out (“LIFO”) method is used to value all domestic inventories.  The cost of other inventories is determined by the average cost method.

Property, Plant & Equipment

Property, plant & equipment (“PP&E”) are stated at historical cost, net of accumulated depreciation directly related to that PP&E.  The amounts for disposals are removed from PP&E and accumulated depreciation accounts and any resulting gain or loss is included in the statements of revenues in excess of expenses.

Depreciation is calculated using the straight-line method over the estimated useful lives of the assets.  Machinery and equipment are depreciated over periods ranging from 3 to 20 years.  Depreciation expense recorded in cost of products sold in the accompanying statements of revenues in excess of expenses is directly attributable to the Business.

Impairment of Long-Lived Assets

The Business reviews long-lived assets for impairment whenever events or changes in business circumstances indicate that the carrying amount of the assets may not be fully recoverable. The Business performs undiscounted operating cash flow analyses to determine if an impairment exists. If an impairment is determined to exist, any related impairment loss is calculated based on fair value. Impairment losses on assets to be disposed of, if any, are based on the estimated proceeds to be received, less costs of disposal.

Intangible Assets

Non-amortizable intangible assets consist of the Cream of Wheat and Cream of Rice trademarks.  The Company conducts an annual review of intangible assets for potential impairment.  Impairment testing for non-amortizable intangible assets requires a comparison between fair value and carrying value of the intangible asset.  If the carrying value exceeds fair value, the intangible asset is considered impaired and is reduced to fair value.  During the first quarter of 2006, the Company completed its annual review of intangible assets and recorded a non-cash impairment of the Cream of Wheat trademark of $13,262.  During the first quarter of 2005, the Company completed its annual review of intangible assets and no impairment resulted from this review.

Revenue Recognition

The Business recognizes revenues, net of sales incentives and including shipping and handling charges billed to customers, upon shipment or delivery of goods when title and risk of loss pass to customers.  Shipping and handling costs are classified as part of cost of products sold.

Sales incentives include, but are not limited to, discounts, coupons, rebates, in-store display incentives and volume-based incentives.  Sales incentives are recorded as a reduction of revenues based on amounts estimated as being due to customers and consumers at the end of a period, based principally on historical utilization and redemption rates.

Cost of Products Sold

Cost of products sold includes direct variable and fixed costs of material, labor, and overhead; allocated costs for supporting operations functions, facilities, and services shared by the Business with other Kraft companies; and direct outbound freight, and allocated variable and fixed shipping, storage, and handling (shipping labor, physical inventories, pallets, lift truck maintenance, and warehouse supplies) expenses that are incurred at Kraft’s distribution centers on behalf of the Business.  Indirect costs are allocated based on a variety of measures including production volume, pallets shipped and volume shipped.

Cost of products sold includes $6,499, $5,792, and $5,689 of allocated costs for the years ended December 30, 2006, December 31, 2005, and December 25, 2004, respectively.  These allocations include freight and distribution expenses of $3,883, $3,742, and $3,139, and fixed manufacturing costs of $2,733, $2,308, and $2,550, less raw material and packaging supply rebates of $117, $258, and $0 for the years ended December 30, 2006, December 31, 2005, and December 25, 2004, respectively.

Advertising & Promotions

The Business promotes its products through advertising and promotional activities, which are expensed as incurred.  Advertising expenses include direct and indirect costs associated with advertising the Business’ brand name and products in the media (television, newspapers, periodicals, billboards, or other forms).  Promotional expenses include costs associated with consumer promotions such as coupon production, distribution and processing, and costs for merchandise displays and/or sample costs.  Advertising and promotions costs and marketing expenses are directly attributable to the Business.

Marketing Expense

Marketing expenses include marketing management, market research testing and other projects, graphics, finance and recruiting.  Kraft has allocated these expenses based on historical advertising and consumer promotions (“A&C”) activity measures relevant to the expense being allocated in relation to total Kraft A&C.

Marketing expenses include $503, $521 and $748 of allocated costs for the years ended December 30, 2006, December 31, 2005, and December 25, 2004, respectively.

Selling Expense

Selling costs consist of allocated variable and fixed selling costs incurred by Kraft’s sales and customer service group on behalf of the Business.  Kraft has allocated these expenses based on historical activity measures relevant to the expense being allocated, including volume, revenues or a combination in relation to total Kraft volume and revenues.

Selling expenses are allocated from the sales and customer service function and include $2,264 and $2,086 of allocated costs for the years ended December 30, 2006, and December 31, 2005, respectively.  All selling expenses reported for the year ended December 25, 2004 were allocated.

General, Administrative & Other

General, administrative and other expenses consist primarily of allocated costs incurred by Kraft.  These expenses are allocated based on various measures relevant to the expense being allocated.  General, administrative and other expenses also include $74 of losses on disposals of PP&E for the year ended December 31, 2005.  There were no disposals for the years ended December 30, 2006, and December 25, 2004.

General, administrative and other expenses include $202, $156 and $180 of allocated costs for the years ended December 30, 2006, December 31, 2005, and December 25, 2004, respectively.

Research & Development

Research & development costs consist of allocated variable and fixed research & development costs incurred by Kraft’s research & development group on behalf of the Business.  Kraft has allocated these expenses based on projects directly attributable to the Company’s segments, and then allocates those expenses within each segment using the most relevant measure, including volume, revenues or a combination, in relation to the segment as a whole.

Foreign Currency Translation

The Company translates the results of operations of its foreign subsidiaries using average exchange rates during each period, whereas net assets are translated using exchange rates at the end of each period.  Transaction gains and losses are recorded in the statements of revenues in excess of expenses and were not significant for any of the periods presented.

Benefit Plans

The Company sponsors noncontributory defined benefit pension plans covering substantially all U.S. employees, including the employees of the Business. The benefits for these plans are based primarily on employees’ years of service and employees’ compensation during the last years of employment.  It is Kraft’s policy to fund at least the minimum amounts required by the Employee Retirement Income Security Act of 1974.  Kraft also sponsors employee savings plans for full-time employees who meet certain eligibility requirements.  The service and interest costs allocated to the Business relative to the aforementioned plans are based on pensionable earnings of employees directly attributable or allocated to the Business.

Post-employment Benefit Plans

Kraft sponsors post-employment benefit plans covering substantially all salaried and certain hourly employees.  Additionally, certain hourly employees are members of a union which also offers post-employment benefit plan options.  These plans provide certain health care and life insurance benefits (postretirement benefits) to eligible retired employees and their dependents. These benefits are accounted for as they are earned by active employees.  The postretirement costs allocated to the Business are based on employee headcount directly attributable or allocated to the Business.

Use of Estimates

The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of net revenues and expenses during the reporting periods.  Actual results could differ from these estimates.  Also, as discussed in Note 1, these financial statements include allocations and estimates that are not necessarily indicative of the costs and expenses that would have resulted if the Business had been operated as a separate entity or the future results of the Business.

3.              Inventories

Inventories at December 30, 2006 and December 31, 2005 consist of the following:

	12/30/2006	12/31/2005

Finished goods	$2,610	$2,091
LIFO reserve	(459)	(415)

Inventories	$2,151	$1,676

4.              Property, Plant & Equipment

Property, plant & equipment at December 30, 2006 and December 31, 2005, consist of the following:

	12/30/2006	12/31/2005

Machinery, equipment & other	$10,412	$10,318

Less accumulated depreciation	4,664	3,957

Property, plant & equipment - net	$5,748	$6,361

Depreciation expense for the years ended December 30, 2006, December 31, 2005, and December 25, 2004 was $707, $670, and $593, respectively.

5.              Commitments and Contingencies

The Business is currently subject to certain lawsuits and claims arising in the normal course of business.  Such lawsuits and claims, as defined in the Agreement, are the responsibility of Kraft and are not expected to have a significant impact on the Business’ statements of net assets to be sold and statements of revenues in excess of expenses.

6.              Subsequent Events

As discussed in Note 1. Description of Business and Basis of Presentation, the Company completed the sale of the Business to the Buyer effective as of February 25, 2007.  The Company also entered into certain agreements with the Buyer in conjunction with the sale of the Business.

On February 25, 2007, Company entered into a Transition Services Agreement with the Buyer pursuant to which the Company will provide a variety of services to the Buyer for a period of time following the sale.  These services include sales support, order processing, billing and collections, purchasing, accounting, consulting services and systems.

On February 25, 2007, the Company entered into a Co-Manufacturing Agreement with the Buyer pursuant to which the Company will provide production and support to the Buyer for a period of time following the sale.